UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

GH CAPITAL INC.

(Exact name of registrant as specified in its charter)
Florida	333-211778	38-3955212
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Biscayne Boulevard, Suite 2790 , Miami, FL		33131
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 714- 9397

 N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On February 27, 2017 the Board of Directors of GH Capital, Inc. (the “Company”) entered into 2 separate Directors’ Agreements with Mr. Wolfgang Ruecker and Mr. Carl Podeyn for their services as Directors pursuant to the authority granted by Section 2.14 of the Bylaws of the Corporation. Pursuant to the agreements Mr. Wolfgang Ruecker was to receive exactly fifteen million (15,000,000) shares of common capital stock, par value $0.001, at rate of $0.15 per share for his initial services related to Chairman of the Board. Mr. Carl Podeyn was to receive exactly five hundred thousand (500,000) shares of common capital stock, par value $0.001, at a rate of $0.15 per share for his initial services related to being appointed a member of the Board of Directors. The total number of shares issued to the current members of the Board of Directors was 15,500,000 which were issued on March 3, 2017.

In addition, per the Unanimous Written Consent of the Board of Directors, dated February 27, 2017 which authorized the entry into the Directors’ Agreements, the Board further agreed to issued exactly five hundred thousand (500,000) shares of common capital stock, par value $0.0001 to any new members of the Board of Directors appointed per the terms of the Bylaws of the Company.

ITEM 3.02 Unregistered Sales of Equity Securities.

Per the agreements addressed in Item 1.01 and pursuant to 6 additional consulting agreements, entered into on January 24, 2017 between the Company and six individual consultants providing services to the Company, on March 3, 2017, the Company issued a total of twenty-three million eight hundred thousand (23,800,000) shares of common capital stock of the Company, par value $0.0001 per share. Total issuance was as followed.

Shareholder Name	Consideration	Number of
		Shares
Wolfgang Ruecker	Chairman: Services provide per Exhibit 10.1	15,000,000
Carl C. Podeyn	Director: Services provided per Exhibit 10.2	500,000
Sven Erik Oetzbach	Consultant: Services provide per Exhibit 10.3	2,700,000
Branislav Katic	Consultant: Services provide per Exhibit 10.4	2,500,000
Inge Mueller-Karnik	Consultant: Services provide per Exhibit 10.5	10,000
Christoph Bosch	Consultant: Services provide per Exhibit 10.6	10,000
Jan Serdak	Consultant: Services provide per Exhibit 10.7	600,000
Thomas Mielke	Consultant: Services provide per Exhibit 10.8	2,500,000
TOTAL		23,800,000

The shares were issued as a private placement of securities exempt from registration as a transaction not involving a public offering of securities.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Letter Agreement for Chairman, Wolfgang Ruecker, dated February 27, 2017
10.2	Letter Agreement for Board Appointment, Carl Podeyn, dated February 27, 2017
10.3	Letter Agreement for Consultant, Sven Erik Oetzbach, dated January 24, 2017
10.4	Letter Agreement for Consultant, Branislav Katic, dated January 24, 2017
10.5	Letter Agreement for Consultant, Inge Mueller-Karnik, dated January 24, 2017
10.6	Letter Agreement for Consultant, Christoph Bosch, dated January 24, 2017
10.7	Letter Agreement for Consultant, Jan Serdak, dated January 24, 2017
10.8	Letter Agreement for Consultant, Thomas Mielke, date January 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GH Capital, Inc.
(Registrant)
Date:	March 3, 2017
		By:	/s/ Wolfgang Ruecker
		Name:	Wolfgang Ruecker

Title:	Chief Executive Officer, Chief Financial Officer, Chairman of the Board of Directors